UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 27, 2019

GS Mortgage Securities Trust 2019-GC42

(Central Index Key Number 0001787000)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of the sponsors as specified in its charters)

Delaware	333-226082-04	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, NY		10282
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 27, 2019 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused (i) the issuance of GS Mortgage Securities Trust 2019-GC42, Commercial Mortgage Pass-Through Certificates, Series 2019-GC42 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”, and, together with the Class RR Certificates, the “VRR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of September 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated September 17, 2019 and filed with the Securities and Exchange Commission on September 27, 2019 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Moffett Towers II Buildings 3 & 4 Co-Lender Agreement	4.9	4.2
Northpoint Tower Co-Lender Agreement	4.10	N/A
19100 Ridgewood Co-Lender Agreement	4.11	N/A
New Jersey Center of Excellence Co-Lender Agreement	4.12	N/A
Woodlands Mall Co-Lender Agreement	4.13	4.3
Diamondback Industrial Portfolio 1 Co-Lender Agreement	4.14	4.4
105 East 17th Street Co-Lender Agreement	4.15	(1)
USAA Office Portfolio Co-Lender Agreement	4.16	4.5
U.S. Industrial Portfolio V Co-Lender Agreement	4.17	4.5
Powered Shell Portfolio – Manassas Co-Lender Agreement	4.18	4.5
Millennium Park Plaza Co-Lender Agreement	4.19	4.5
Pharr Town Center Co-Lender Agreement	4.20	4.6

Powered Shell Portfolio – Ashburn Co-Lender Agreement	4.21	4.5
222 Kearny Street Co-Lender Agreement	4.22	N/A
30 Hudson Yards Co-Lender Agreement	4.23	4.7
Grand Canal Shoppes Co-Lender Agreement	4.24	4.8
Midland Office Portfolio Co-Lender Agreement	4.25	(1)

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class D, Class X-D, Class E, Class F-RR, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class RR and Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $912,734,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), AmeriVet Securities, Inc. (“AmeriVet”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., CGMI, DBSI and AmeriVet, in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of September 16, 2019 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Depositor and the Underwriters. GS&Co., CGMI and DBSI are acting as the co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Private Certificates, having an aggregate initial principal amount of $122,992,720, were sold to GS&Co., CGMI, DBSI, AmeriVet and Drexel (together, in such capacities, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of September 16, 2019, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2019-GC42 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 36 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 94 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of September 1, 2019 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of September 1, 2019 the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, and (iii) German American Capital Corporation (“GACC” and, together with GSMC and CREFI, the “Sponsors”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of September 1, 2019 (the “GACC Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement and the CREFI Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GACC.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,526,600, were approximately $1,071,030,511. Of the expenses paid by the Depositor, approximately $795,589 were paid directly to affiliates of the Depositor, approximately $845,589 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $150,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,531,011 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated September 17, 2019. The related registration statement (file no. 333-226082) was originally declared effective on December 21, 2018. In connection with such Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of September 17, 2019.

GSMC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase on the Closing Date and holding by KKR CMBS II Aggregator Type 1 L.P., acting as a third-party purchaser under the Risk Retention Rule, of the Class F-RR, Class G-RR and Class H-RR Certificates (the “HRR Certificates”), (ii) the purchase of the Class RR Certificates by CREFI from the Depositor (which is deemed to be purchased from the Depositor by the Retaining Sponsor and from the Retaining Sponsor by CREFI), and (iii) the purchase of the RR Interest by the Retaining Sponsor from the Depositor.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive at least 2.33% of all amounts collected on the Mortgage Loans, net of all expenses of the Issuing Entity, and distributed on the Certificates (other than the Class R Certificates) and the RR Interest.

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $30,357,775 (excluding accrued interest), representing at least 2.77% of the aggregate fair value of all of the Certificates (other than the Class R Certificates) and the RR Interest. The fair value of the Certificates (other than the Class RR and Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.  The fair value of the VRR Interest was determined by multiplying (i) the weighted average of the actual sales prices of the Certificates (other than the Class RR and Class R Certificates), by (ii) $24,700,000, which is the initial balance of the VRR Interest.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $54,726,183, representing 5% of the aggregate fair value of all of the Certificates (other than the Class R Certificates) and the RR Interest.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated September 9, 2019, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of September 16, 2019, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of September 1, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Moffett Towers II Buildings 3 & 4 Trust and Servicing Agreement (as defined in the Trust and Servicing Agreement).
Exhibit 4.3	Benchmark 2019-B12 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.4	GSMS 2019-GC40 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.5	CGCMT 2019-GC41 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.6	CD 2019-CD8 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.7	30 Hudson Yards Trust and Servicing Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.8	MSC 2019-H7 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.9	Moffett Towers II Buildings 3 & 4 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.10	Northpoint Tower Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.11	19100 Ridgewood Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.12	New Jersey Center of Excellence Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	Woodlands Mall Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.14	Diamondback Industrial Portfolio 1 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.15	105 East 17th Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.16	USAA Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.17	U.S. Industrial Portfolio V Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.18	Powered Shell Portfolio – Manassas Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.19	Millennium Park Plaza Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.20	Pharr Town Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.21	Powered Shell Portfolio – Ashburn Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.22	222 Kearny Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.23	30 Hudson Yards Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.24	Grand Canal Shoppes Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 4.25	Midland Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2019.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2019 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2019 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated September 17, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of September 1, 2019, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of September 1, 2019, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of September 1, 2019, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 27, 2019	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of September 16, 2019, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., AmeriVet Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of September 1, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Moffett Towers II Buildings 3 & 4 Trust and Servicing Agreement (as defined in the Trust and Servicing Agreement).	(E)
4.3	Benchmark 2019-B12 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.4	GSMS 2019-GC40 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.5	CGCMT 2019-GC41 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.6	CD 2019-CD8 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.7	30 Hudson Yards Trust and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.8	MSC 2019-H7 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.9	Moffett Towers II Buildings 3 & 4 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Northpoint Tower Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.11	19100 Ridgewood Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.12	New Jersey Center of Excellence Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	Woodlands Mall Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	Diamondback Industrial Portfolio 1 Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	105 East 17th Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	USAA Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.17	U.S. Industrial Portfolio V Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.18	Powered Shell Portfolio – Manassas Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.19	Millennium Park Plaza Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.20	Pharr Town Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.21	Powered Shell Portfolio – Ashburn Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.22	222 Kearny Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.23	30 Hudson Yards Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.24	Grand Canal Shoppes Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.25	Midland Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2019.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2019 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2019 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated September 17, 2019.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of September 1, 2019, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of September 1, 2019, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of September 1, 2019, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)